EXHIBIT 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed
Registration Statement File No. 33-50604.


                         Arthur Andersen & Co.


Cincinnati, Ohio,
 April 22, 1994